UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 30, 2017

Community Healthcare Trust Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of Principal Executive offices)

Registrant’s telephone number, including area code: (615) 771-3052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 2 to 2014 Incentive Plan

On November 1, 2016, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”) approved and adopted, subject to stockholder approval, Amendment No. 2 (the “Second Amendment”) to the Company’s 2014 Incentive Plan, as amended (the “Incentive Plan”).  As previously disclosed on the Company’s Form 8-K, filed on May 31, 2017, the Company’s stockholders approved the Second Amendment at the Company’s 2017 Annual Meeting of Stockholders held on May 30, 2017.  The Second Amendment revises the Incentive Plan to include an “evergreen provision,” which automatically increases, on an annual basis, the number of shares of common stock available for issuance under the Incentive Plan to an amount equal to 7% of the total number of shares of common stock outstanding on December 31 of the immediately preceding year. Further, the Second Amendment also establishes March 31, 2024 as the termination date of the Incentive Plan and increases the number of shares that may be awarded in any calendar year to any eligible person who is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, from 75,000 shares of common stock to 150,000 shares of common stock.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Amendment No. 3 to 2014 Incentive Plan

On June 28, 2017, the Board, upon the recommendation of the Compensation Committee of the Board, approved and adopted Amendment No. 3 (the “Third Amendment”) to the Incentive Plan.  The Third Amendment modifies the definition of “change in control” to provide for a less “liberal” definition of a “change in control”.  The “change in control” definition now provides, among other provisions, that securities issued under the Incentive Plan will vest upon the consummation of a merger or consolidation of the Company rather than in the case of a pending or threatened takeover bid or tender offer and if at any time during any 24-month period at least a majority of the Board shall cease to consist of previous directors of the Company, with certain exceptions.

The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Amendment No. 2 to the 2014 Incentive Plan of Community Healthcare Trust Incorporated
10.2	Amendment No. 3 to the 2014 Incentive Plan of Community Healthcare Trust Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes
	Name:	W. Page Barnes
	Title:	Executive Vice President and Chief Financial Officer

Date: July 17, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Amendment No. 2 to the 2014 Incentive Plan of Community Healthcare Trust Incorporated
10.2	Amendment No. 3 to the 2014 Incentive Plan of Community Healthcare Trust Incorporated